Exhibit 99.1

ARTHUR J. GALLAGHER & CO. Investment Presentation February 2012

2 Information Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this presentation, the words “anticipates,” “expects,” “believes,” “contemplates,” “should,” “could,” “estimates,” “expects,” “intends,” “plans” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, but are not limited to, statements relating to: (i) improvements in the economy and rate environment; (ii) Gallagher’s capabilities for growth and expansion; (iii) trends in Gallagher’s acquisition strategy and planned levels of acquisition activity; (iv) the integration of recent acquisitions (including Heath Lambert); (v) drivers of organicgrowth in Gallagher’s core businesses; (vi) anticipated future results or performance (including margins) of any segment or Gallagher as awhole; (vii) Gallagher’s stock performance (including expected future dividend payments); (viii) future debt levels; (ix) expected uses of cash; (x) international opportunities; (xi) productivity and expense reduction initiatives; and (xii) potential future developments in, and income and tax credits that could be generated by, Gallagher’s clean-energy investments. Important factorsthat could cause actual results to differ materially from those in the forward-looking statements include the following: •changes in worldwide and national economic conditions (such as a European debt crisis), changes in premium rates and insurance markets generally, changes in the insurance brokerage industry’s competitive landscape, and the difficulties inherent in combining the cultures and systems of different companies could impact (i) through (xi) above; and •uncertainties related to Gallagher’s clean-energy investments, including uncertainties related to maintenance of long-term permits to operate the facilities by Gallagher’s utility partners; Gallagher’s ability to find operating sites and co-investors for the non-operating clean energy investments; potential IRS challenges to Gallagher’s ability to claim tax credits under IRC Section45; utilities’ future use of coal to generate electricity; operational risks at the clean-energy operations (including Gallagher’s lack of control over such operations); business risks relating to Gallagher’s co-investors and partners; intellectual property risks; political and regulatory developments, including the risk that tax incentives for coal could be eliminated retroactively; and environmental risks, could impact (xii) above. Please refer to Gallagher’s filings with the SEC, including Item 1A, “Risk Factors,” of its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for a more detailed discussion of these and other factors that could impact its forward-looking statements.

Information Regarding Non-GAAP Measures

This presentation includes references to Adjusted Revenues, Organic Growth, EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC Margin, Adjusted EBITDAC Margin Excluding Heath Lambert and Cash Generation, which are measures not in accordance with, or an alternative to, the GAAP information provided herein.

Revenue Measures – Gallagher believes that Adjusted Revenues, as defined below, provides stockholders and other interested persons with useful information that will assist such persons in analyzing Gallagher's operating results as they develop a future outlook for Gallagher. Gallagher believes that Organic Growth provides a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in 2012 and beyond. Gallagher has historically viewed Organic Growth as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management Segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management Segments in a meaningful and consistent manner.

- **Adjusted Revenues** is defined as revenues adjusted to exclude gains realized from sales of books of business and supplemental commission timing amounts.

- **Organic Growth** is the change in commission, fee and supplemental commission revenues, which excludes the first twelve months of net commission, fee and supplemental commission revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the revenue growth that is associated with the operations that were a part of Gallagher in both the current and prior year. In addition, organic growth excludes the impact of contingent commission revenues and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying 2011 foreign exchange rates to the same periods in 2010.

The most directly comparable GAAP measure for Adjusted Revenues and Organic Growth is revenues. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, revenues were $1,341 million, $462 million and $1,803 million, respectively, in 2010, and $1,556 million, $549 million and $2,105 million, respectively, in 2011. Additionally, for the Brokerage Segment, revenues were $849 million, $926 million, $1,001 million, $1,071 million, $1,114 million, $1,188 million and $1,276 million in 2003, 2004, 2005, 2006, 2007, 2008 and 2009, respectively.

Earnings Measures – Gallagher believes that each of EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC Margin and Adjusted EBITDAC Margin Excluding Heath Lambert, as defined below, provides a meaningful representation of its operating performance. Gallagher considers EBITDAC as a way to measure financial performance on an ongoing basis. Adjusted EBITDAC, Adjusted EBITDAC Margin and Adjusted EBITDAC Margin Excluding Heath Lambert are presented to improve the comparability of Gallagher's results between periods by eliminating the impact of certain items that have a high degree of variability.

- **EBITDAC** is defined as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.

- **Adjusted EBITDAC** is defined as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, earnout related compensation charges, workforce related charges, lease termination related charges, acquisition related integration costs and litigation settlements.

- **Adjusted EBITDAC Margin** is defined as Adjusted EBITDAC divided by Adjusted Revenues.

- **Adjusted EBITDAC Margin Excluding Heath Lambert** is defined as Adjusted EBITDAC further adjusted to exclude the EBITDAC associated with the acquired Heath Lambert operations divided by Adjusted Revenues, as further adjusted to exclude the revenues associated with the acquired Heath Lambert operations.

The most directly comparable GAAP measure for these non-GAAP earnings measures is earnings from continuing operations. For the Brokerage Segment, the Risk Management Segment, and the two segments on a combined basis, earnings from continuing operations was $136 million, $31 million and $167 million, respectively, in 2010, and $140 million, $34 million and $174 million, respectively, in 2011.

Cash Generation – Gallagher defines this measure as adjusted EBITDAC further adjusted to add back stock compensation expense (a non-cash charge) and to deduct capital expenditures, interest paid on corporate debt, corporate overhead expenses and income taxes paid. Gallagher considers Cash Generation as a way to measure net cash generated from its operations on an ongoing basis.

Reconciliations – For a reconciliation of Cash Generation to the most directly comparable GAAP measure, please see page 54.

For all other measures, please see "Reconciliation of Non-GAAP Measures" on Gallagher's Web site at www.ajg.com under "Investor Relations"

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4 Arthur J. Gallagher & Co. Brokerage Segment •73% of revenue •We sell insurance and consult on insurance programs •Retail P&C, benefits and wholesale Risk Management Segment •26% of revenue •We adjust claims and help companies reduce their losses •Workers compensation, liability, managed care & property •Modest amount of storm/quake claims

5	Brokerage Segment Revenues –2011 81% 19% International Domestic 53% 25% 22% Wholesale Retail-P/C Retail-Benefits

6	Risk Management Revenues –2011 Workers Compensation 67% Property 26% Liability 7% Domestic 78% International 22%

7 Brokerage Segment –2011$1,320 $1,551$700 $950 $1,200 $1,450 $1,700 2010 2011 Adjusted Revenues $290 $341 $150 $200$250 $300$350 $400 2010 2011 Adjusted EBITDAC 21.9% 22.4% 21.5% 21.8% 22.0% 22.3%22.5% 22.8%23.0% 2010 2011 Adjusted EDITDAC Margin Excluding Heath Lambert (in $M) See important disclosures regarding Non-GAAP measures on Page 3. 18% 18%

8 Risk Management Segment –2011 $462 $549 $200 $300$400$500 $600 2010 2011Adjusted Revenues$72 $88 $20 $40 $60 $80 $100 20102011Adjusted EBITDAC15.6% 15.9% 15.0%15.3% 15.5% 15.8% 16.0% 16.3% 16.5% 2010 2011 Adjusted EDITDAC Margin (in $M) 19% 22% See important disclosures regarding Non-GAAP measures on Page 3.

9 Brokerage & Risk Mgmt Combined –2011 $1,782 $2,100 $500 $1,000 $1,500 $2,000 $2,500 20102011 Adjusted Revenues $362 $428$100 $200 $300 $400 $500 2010 2011 Adjusted EBITDAC 20.3% 20.7% 20.0% 20.3% 20.5%20.8% 21.0% 21.3% 21.5% 2010 2011 Adjusted EDITDAC Margin Excluding Heath Lambert (in $M) 18% 18% See important disclosures regarding Non-GAAP measures on Page 3.

10 Maintaining a Prudent Balance Sheet$’s in millions. Using Gallagher’s combined Brokerage and Risk Management EBITDAC. Net Debt for Gallagher reflects total debt outstanding at 12/31/11 less $164m of cash on hand and available for general corporate purposes. Source for S&P 1000 data: Bloomberg as of 01/26/12. See important disclosures regarding Non-GAAP measures on Page 3. Gallagher S&P 1000 Total Debt $685 Stockholders’ Equity $1,244 Net Debt to Total Capital 30% 27% Net Debt to Adjusted EBITDAC 1.2x 1.8x

11 Clean Energy Investments Summary # ofPlants GAAP Net Carrying Value3 Est. QtrlyNet Earnings1 EarningsEnd Date 2009 Era Plants Operating -under long-term contracts (minority positions) 12 $ 8.9 $ 4.3 Idle-seeking long-term contracts and co-investors 2 1.5 n/a2 Total 2009 Era Plants 14 10.4 4.3 2019 2011 Era Plants Operating -under long-term contracts(minority positions3) 5 10.7 8.0 Idle -non-binding agreement for long-term contract 1 1.0 1.7 Idle -seeking long-term contracts and co-investors 9 8.8 n/a2 Total 2011 Era Plants 15 20.5 9.7 2021 Chem-Mod, LLC (42% ownership) – – 2.5 N/A Total clean energy investments 29 $ 30.9 $ 16.5 1 Quarterly amount shown is ultimate run rate and not current run rate.3. As of January 1, 2012 2 The company has not given guidance as to the earnings potential of the idle plants. As of 12/31/11 (in $M)

12 Dividends Per Share $0.00$0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 *Indicated –On January 26, 2012, Gallagher’s Board of Directors declared a $.34 per share first quarter 2012 quarterly dividend. 1984 2012 $1.36*

13 Total Stockholder Returns Since 1/1/2011 -15% -10% -5% 0%5%10% 15% 20% 25% 30% AJG27% S&P9% Source for data: Bloomberg. Total returns include reinvesting all dividends at the ex-dividend date.

14 Economy –GDP $10,000 $10,500$11,000$11,500 $12,000 $12,500 $13,000 $13,500 2001 20022003 2004 2005 2006 2007 2008 2009 20102011 Real GDP in billons of chained 2005 dollars. Source for data: Bureau of Economic Analysis Growing Back to 2007 Levels

15 U.S. Jobs 115,000 120,000 125,000 130,000 135,000 140,000 20012002 2003 2004 2005 200620072008 2009 2010 2011 Total Nonfarm Employees (in thousands) seasonally adjusted. Source for data: Bureau of Labor Statistics Recovering, but only to 2004 levels

16 Short-Term Rates 3.9%1.7%1.1% 1.3% 3.2% 5.0% 5.0%1.9%0.2% 0.2% 0.1% 0% 1%2% 3% 4% 5%6%2001 2002 2003 2004 200520062007 2008 2009 2010 2011 Average Annual Effective Fed Funds Rates. Source for data: Bloomberg NIL

17 Commercial P&C Pricing Commercial Rate Index reflects the cost of P&C premiums relative to the year 2000. Constructed using Counsel of Insurance Agents and Brokers data. 80 90100 110120130 140 150 160 CPI130 Rates91

18 Rate Environment –CIAB-6.4% -5.2% -5.4% -2.9% -0.1%0.9% 2.8% -8.0% -6.0%-4.0%-2.0% 0.0% 2.0% 4.0%Change in Avg. Commercial Rates

19 U.S. PC Industry Premiums Written8.6% 15.0%9.7% 4.5% 0.0% 4.3% -0.8% -1.9% -3.8%0.8% 3.3% -8% -3% 2% 7%12%17% 20012002 2003 2004 2005 2006 2007 20082009 2010 2011* Growth in net premiums written. Source for data: AM Best as of December 2, 2011. *Growth rate for 9 months 2011 compared to 9 months 2010. Growing Again

20 Brokerage –During Great Recession $223$341 $150 $200$250$300 $350 $400 2008 2011Adjusted EBITDAC $1,170 $1,551 $700 $950$1,200 $1,450 $1,70020082011 Adjusted Revenues 10% CAGR 19.0% 22.4% 15.0% 17.5% 20.0% 22.5%25.0% 2008 2011 Adjusted EDITDAC Margin Excluding Heath Lambert (in $M) 15% CAGR See important disclosures regarding Non-GAAP measures on Page 3.

21 Risk Mgmt –During Great Recession $465 $549 $200$300 $400 $500 $600 2008 2011 Adjusted Revenues $59 $88$20 $40 $60 $80 $1002008 2011 Adjusted EBITDAC 12.6% 15.9% 10.0% 12.0% 14.0%16.0% 18.0% 20.0% 2008 2011Adjusted EDITDAC Margin (in $M) 6% CAGR 14% CAGR See important disclosures regarding Non-GAAP measures on Page 3.

22 Brokerage & Risk Mgmt –During Great Recession $1,635$2,100 $500 $1,000 $1,500$2,000 $2,500 2008 2011 Adjusted Revenues$281 $428$100 $200 $300$400 $500 2008 2011Adjusted EBITDAC 17.2% 20.7% 15.0%17.5% 20.0%22.5% 25.0% 20082011 Adjusted EDITDAC Margin Excluding Heath Lambert (in $M) 9% CAGR 15% CAGR See important disclosures regarding Non-GAAP measures on Page 3.

23 Total Stockholder Returns During Great Recession Source for data: Bloomberg. Total returns include reinvesting all dividends at the ex-dividend date. -60%-40% -20% 0% 20%40% 60% 80% 100% AJG79% S&P0%

24 Plan For Growth

25 Plan For Growth –Organic

26 Gallagher’s Sales Culture Overcomes10.0%2.0%2.0%5.0%2.0%-0.8%-2.4%-1.7%Gallagher Organic3.1%8.1%-4.1%-8.0%-5.2%-12.1%-11.0%-5.4%-5.6%CIAB*0.2%-15.0%-10.0%-5.0% 0.0%5.0%10.0%15.0%200320042005200620072008200920102011 Gallagher’s Brokerage Segment Organic Growth including Supplemental Commissions. See important disclosures regarding non-GAAP measures on Page 3. *Change in Average Commercial Rates

27 Driving Organic GrowthOrganic Growth Enhance Carrier Compensation Domestic and International Grow Our Own Hire Experienced Teams Focus Into Niches Provide Sales Mgmt. Tools and Training Cross Selling

28 Driving Organic GrowthOrganic Growth Enhance Carrier Compensation Domestic and International Grow Our Own Hire Experienced Teams Focus Into Niches Provide Sales Mgmt. Tools and Training Cross Selling

29 Driving Organic Growth Organic Growth Enhance Carrier Compensation Domestic and International Grow Our Own Hire Experienced Teams Focus Into Niches Provide Sales Mgmt. Tools and Training Cross Selling

30 Driving Organic Growth Organic Growth Enhance Carrier Compensation Domestic and International Grow Our Own Hire Experienced Teams Focus Into Niches Provide Sales Mgmt. Tools and Training Cross Selling

31 Organic Illustration –Negative $1.0m $976k ~(-3%) +10% (-5%) (-4%) Renewal BasePrior Year New Business Lost Business Current Year Revenue (-4%) Impact of Rate on Renewals Impact of Exposure on Renewals All figures on this slide are used only for illustration purposes and are not estimates of Gallagher’s future performance.

32 Organic Illustration –Flat $1.0m $1.0m 0% +10% (-5%) (-2.5%) Renewal BasePrior Year Lost Business Current Year Revenue (-2.5%) All figures on this slide are used only for illustration purposes and are not estimates of Gallagher’s future performance. New Business Impact of Rate on Renewals Impact of Exposure on Renewals

33 Organic Illustration –Growth $1.0m $1.09m 9% +10% (-5%) +2% Renewal BasePrior Year Lost Business Current Year Revenue +2% All figures on this slide are used only for illustration purposes and are not estimates of Gallagher’s future performance. New Business Impact of Rate on Renewals Impact of Exposure on Renewals

34 Plan For Growth –M&A

Strong Acquisition Momentum


$277m*
$300
$250
$200
$150
$100
$50
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
International
$175m
Domestic
$102m
GAB Robins
$45m

($Ms)

*Annualized revenues acquired

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36 Strong International Acquisition Momentum200820102011 •Oxygen Insurance Managers •Securitas RE •First City •Specialized Broking Associates •Risk & Reward (Benefits) •Health Lambert •Lonmar(London Binder/Wholesales) •WoodbrookUnderwriting Agencies

37 Acquisition Update •Integration completed as planned in 2011 •Paid $24m for $45m of revenues which contributes to $9m of annual EBITDAC as expected •Increased margins to 20% through expense saves and synergies •All clients have been converted to our GB claim system (over 2.6m claims) GABRobinsAcquiredOct. 12, 2010 •Integration as planned and on schedule •Integration costs of about $.08 for 2012 and $.04 for 2013 Heath Lambert AcquiredMay 13, 2011

M&A – Looking Forward

Vast Pipeline

- Domestic and International Markets Highly Fragmented
- 18,000 agents/brokers in the U.S.
- Baby boomers looking for exit strategy
- Need Gallagher's Expertise

Numerous Specialties

- Retail P&C
- Wholesale
- Benefits
- International
- MGA
- MGU
- Captive

Limited Consolidators

- Gallagher

Gallagher's Core Competency

- Culture
- Proven History of Doing the Deal
- Ability to Integrate

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39 Current Gallagher U.S. Locations

40 Larger Cities With Expansion Potential Cities with population of 100,000+ where Gallagher has no presence

41 Gallagher Global Alliance

42 Productivity, Quality and Culture

43 Controlling Headcount Established Offshore Centers of Excellence Managing Expenses Building Productivity Tools –DMS and Workflow Standardizing Processes and Systems Reducing Real Estate Investing in Business Intelligence Leveraging Sales Force Management tools Improving Productivity and Quality Productivity & Quality

44 Reasons for Offshore Centers of ExcellenceIncrease Speed to Market15%Foster Innovation5% Reduce Costs35%Focus on Core25% Improve Quality20%

Offshore Centers of Excellence
Examples of Benefits

Efficiency Improvements	Quality Improvements
Reduce policy delivery from 30 to 10 days	Achieve 98% quality rate
Reduce certificate of insurance delivery expense by 20%	Improved quality rate to 99%
Implemented claims adjusters enhanced quality audit programs	Realized 20% improvement on adjuster quality rate

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46 IT Systems Achievements –2004-2011 Email 2004 Global Corporate Systems

47 IT Systems Achievements –2004-2011 T&E General Ledger HR/Payroll Planning Document Mgmt Data Warehouse RealEstateLeasing Corporate Intranet Email 2004 2011 Global Corporate Systems

48 Current Systems Activity Client Communication Tools CRM –Customer Relationship Centralized Agency System Internal BrokerSocial Media External Client Prospecting Tools

49 Reducing Adjusted Operating Expense Ratio20.8% 16.8%10.0% 12.5%15.0% 17.5%20.0% 22.5%25.0% 2008201127.0% 23.7% 20.0% 22.5%25.0% 27.5%30.0% 20082011 Brokerage Segment Risk Management Segment See important disclosures regarding Non-GAAP measures on Page 3.

50 Mark of Achievement Award winner –British Insurance 2011 Greenwich Excellence award for quality of service to large corporations 2011 Mid-Market Buyers Choice TPAExpertise Honoree –Business Insurance 2011 Commercial Broker of the Year (Heath Lambert) –Insurance Times Underwriting Agency of the year finalist (AustralisGroup Underwriting) –ANZIIF 2011 Sources tothe Community Award (SBA Gallagher)–ANZIIF

Maintain Unique Culture


Teamwork
Core Values
People
The Gallagher Way
Performance-Based Culture

Shared values at Arthur J. Gallagher & Co. are the rock foundation of the Company and our Culture. What is a Shared Value? These are concepts that the vast majority of the movers and shakers in the Company passionately adhere to. What are some of Arthur J. Gallagher & Co.'s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.
3. We push for professional excellence.
4. We can all improve and learn from one another.
5. There are no second-class citizens—everyone is important and everyone's job is important.
6. We're an open society.
7. Empathy for the other person is not a weakness.
8. Suspicion breeds more suspicion. To trust and be trusted is vital.
9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.
10. Interpersonal business relationships should be built.
11. We all need one another. We are all cogs in a wheel.
12. No department or person is an island.
13. Professional courtesy is expected.
14. Never ask someone to do something you wouldn't do yourself.
15. I consider myself support for our Sales and Marketing. We can't make things happen without each other. We are a team.
16. Loyalty and respect are earned—not dictated.
17. Fear is a turnoff.
18. People skills are very important at Arthur J. Gallagher & Co.
19. We're a very competitive and aggressive Company.
20. We run to problems—not away from them.
21. We adhere to the highest standards of moral and ethical behavior.
22. People work harder and are more effective when they're turned on—not turned off.
23. We are a warm, close Company. This is a strength—not a weakness.
24. We must continue building a professional Company—together—as a team.
25. Shared values can be altered with circumstances—but carefully and with tact and consideration for one another's needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.

– Robert E. Gallagher *May 1984*

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52 Why Invest?Source for data: Bloomberg. Total returns include reinvesting all dividends at the ex-dividend date.

QUESTIONS &ANSWERS For Additional Information Marsha AkinDirector –Investor Relations Marsha_Akin@ajg.com Phone: 630-285-3501

APPENDIX

Cash Generation for 2008 to 2011

(Unaudited in millions)

	2008	2009	2010	2011
Earnings from continuing operations – Brokerage & Risk Management Segments Combined	$132.4	$154.4	$166.8	$173.5
Provision for income taxes	85.1	96.5	108.0	107.7
Depreciation	29.8	30.5	31.9	35.4
Amortization	43.7	55.0	60.8	79.3
Change in estimated acquisition earnout payables	-	4.1	(2.6)	(6.2)
EBITDAC – Brokerage & Risk Management Segments Combined	**291.0**	**340.5**	**364.9**	**389.7**
Gains from books of business sales and other	(23.8)	(11.6)	(5.9)	(5.5)
Net supplemental commission timing	6.1	1.4	(14.7)	-
Workforce & lease termination-related charges	8.1	14.7	7.5	8.2
Acquisition-related adjustments	-	-	-	7.0
Litigation settlements	-	2.2	6.3	-
Heath Lambert integration costs	-	-	-	16.0
GAB Robins integration costs	-	-	3.6	13.0
Adjusted EBITDAC – Brokerage & Risk Management Segments Combined	**281.4**	**347.2**	**361.7**	**428.4**
Stock compensation expense	18.3	16.1	15.6	21.1
Capital expenditures	(32.0)	(23.5)	(25.4)	(40.0)
Interest and banking costs	(28.9)	(29.5)	(36.4)	(43.8)
Corporate and acquisition costs	(5.4)	(6.2)	(12.1)	(14.5)
Income taxes paid	(40.1)	(27.7)	(37.6)	(32.0)
Cash generation	**$193.3**	**$276.4**	**$265.8**	**$319.2**
Dividends paid	**$118.5**	**$127.9**	**$133.5**	**$145.8**
Dividends paid as % of cash generation	**61%**	**46%**	**50%**	**46%**

See information regarding Non-GAAP financial measures on page 3.

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